                                                                     Exhibit 4.6



                         REGISTRATION RIGHTS AGREEMENT



                                  by and among



                          CAITHNESS COSO FUNDING CORP.

                             COSO FINANCE PARTNERS

                             COSO ENERGY DEVELOPERS

                             COSO POWER DEVELOPERS



                                      and



              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION



                                  May 28, 1999

          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of May 28, 1999, by and among Caithness Coso Funding Corp. (the "Issuer"), Coso Finance Partners ("Navy I Partnership"), Coso Energy Developers
 ------                            ------------------
("Navy II Partnership"), Coso Power Developers ("BLM Partnership," and together
  -------------------                            ---------------
with Navy I Partnership and Navy II Partnership, the "Guarantors"), and
                                                      ----------
Donaldson, Lufkin & Jenrette Securities Corporation (the "Purchaser") who has
                                                          ---------
agreed to purchase $110,000,000 in principal amount of the Issuer's 6.80% Senior Secured Notes due 2001 (the "2001 Notes") and $303,000,000 in principal amount
                             ----------
of the Issuer's 9.05% Senior Secured Notes due 2009 (the "2009 Notes," and
                                                          ----------
together with the 2001 Notes, the "Series A Notes"), pursuant to the Purchase
                                   --------------
Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreement, dated May 21, 1999 (the "Purchase Agreement"), by and among the Issuer, the Guarantors and
               ------------------
the Purchaser. In order to induce the Purchaser to purchase the Series A Notes, each of the Issuer and the Guarantors has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Purchaser set forth in
Section 2 of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them by the Indenture, dated as of May 28, 1999, among the Issuer, the Guarantors and U.S. Bank Trust National Association, in its capacity as trustee (the "Trustee") and as
                                                       -------
collateral agent (the "Collateral Agent"), relating to the Series A Notes and
                       ----------------
the Series B Notes (the "Indenture").
                         ---------

          The parties hereby agree as follows:

SECTION 1. DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     2001 Notes:  As defined in the Preamble.
     ----------

     2009 Notes:  As defined in the Preamble.
     ----------

     Affiliate:  As defined in Rule 144 of the Securities Act.
     ---------

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
     -------------

     Business Day:  Means any day other than a Saturday, a Sunday or a day on
     ------------
which banking institutions in the City of New York or at a place of payment with respect to the Notes are authorized by law, regulation or executive order to remain closed.

     Certificated Securities:  Definitive Notes, as defined in the Indenture.
     -----------------------

     Closing Date:  The date hereof.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Consummate:  An Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Exchange Offer Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the period required pursuant to Section 3(b) hereof and (c) the issuance by the Issuer to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

     Effectiveness Target Date:  As defined in Section 3(a) and 4(a) hereof.
     -------------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Exchange Offer:  The exchange and issuance by the Issuer of a principal
     --------------
amount of Series B Notes (which shall be registered pursuant to the Exchange Offer Registration Statement) equal to the outstanding principal amount of Series A Notes that are tendered by such Holders in connection with such exchange and issuance.

     Exchange Offer Registration Statement:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer, including the related Prospectus.

     Exempt Resales:  The transactions in which the Purchaser propose to sell
     --------------
the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act and outside of the United States pursuant to Regulation S under the Securities Act.

     Filing Deadline:  As defined in Sections 3(a) and 4(a) hereof.
     ---------------

     Guarantors:  The Guarantors defined in the preamble hereto and any person
     ----------
which becomes a guarantor of either series of Notes, in each case after the date hereof pursuant to the terms of the Indenture.

     Holders:  As defined in Section 2 hereof.
     -------

     Indemnified Holder:  As defined in Section 8(a) hereof.
     ------------------

     Liquidated Damages:  As defined in Section 5 hereof.
     ------------------

     Notes:  The Series A Notes and the Series B Notes (including guarantees
     -----
thereof by the Guarantors).

     Prospectus:  The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Recommencement Date: As defined in Section 6(d) hereof.
     -------------------

     Registration Default:  As defined in Section 5 hereof.
     --------------------

     Registration Statement:  Any registration statement of the Issuer and the
     ----------------------
Guarantors relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Notes pursuant to the Shelf Registration Statement, in each case, (i) that is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Regulation S: Regulation S promulgated under the Securities Act.
     ------------

     Restricted Broker-Dealer:  Any Broker-Dealer that holds Series B Notes that
     ------------------------
were acquired in the Exchange Offer in exchange for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Issuer or any of its affiliates).

     Rule 144:  Rule 144 promulgated under the Securities Act.
     --------

     Securities Act:  The Securities Act of 1933, as amended.
     --------------

     Series A Notes:  As defined in the Preamble.
     --------------

     Series B Notes:  The Issuer's 6.80% Series B Senior Secured Notes due 2001
     --------------
and 9.05% Series B Senior Secured Notes due 2009 to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) as contemplated by Section 4 hereof.

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     Suspension Notice:  As defined in Section 6(d) hereof.
     -----------------

     TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as
     ---
in effect on the date of the Indenture.

     Transfer Restricted Notes:  Each Series A Note, until the earliest to occur
     -------------------------
of (a) the date on which such Series A Note has been exchanged by a Person other than a broker-dealer for a Series B Note in the Exchange Offer; (b) following the exchange by a Restricted Broker-Dealer in the Exchange Offer of a Series A note for a Series B Note, the date on which such Series B Note is sold to a purchaser who receives from such Restricted Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement; (c) the date on which such Series A Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement; or (d) the date on which such Series A
Note is distributed to the public pursuant to Rule 144 under the Securities Act.

SECTION 2. HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Notes (each, a "Holder") whenever such Person owns Transfer Restricted Notes.
-------

SECTION 3. REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Issuer and the Guarantors shall (i) cause the Exchange Offer Registration Statement to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date (such 90th day being the "Filing Deadline"), (ii) use its best efforts to
                               ---------------
cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 180 days after the Closing Date (such 180th day being the "Effectiveness Target Date"), (iii) in connection
                                -------------------------
with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause it to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Securities Act and
(C)
cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and
(iv) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Notes and to permit resales of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Issuer or any of its Affiliates) as contemplated by Section 3(c) below.

     (b) The Issuer and the Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days. The Issuer and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Series B Notes (and the Guarantees thereof) shall be included for registration in the Exchange Offer Registration Statement. The Issuer and the Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days after the Effectiveness Target Date.

     (c) The Issuer shall include a "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement and indicate therein that any Broker-Dealer who holds Transfer Restricted Notes that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities (other than Transfer Restricted Notes acquired directly from the Issuer or any Affiliate of the Issuer), may exchange such Transfer Restricted Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with its initial sale of any Series B Notes received by such Broker-Dealer in the Exchange Offer and that the Prospectus contained in the Exchange Offer Registration Statement may be used to satisfy such prospectus delivery requirement. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Restricted Broker-Dealer or disclose the amount of Transfer Restricted Notes held by any such Restricted Broker-Dealer, except to the extent required by the Commission. See the Shearman & Sterling no-action letter (available July 2, 1993).

     To the extent necessary to ensure that the Prospectus contained in the Exchange Offer Registration Statement is available for sales of Series B Notes by Restricted Broker-Dealers, the Issuer and the Guarantors agree to use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof and in conformity with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Consummated, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold pursuant thereto. The Issuer and the Guarantors shall promptly provide sufficient copies of the latest version of such Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than three Business Days after such request, at any time during such period.

SECTION 4. SHELF REGISTRATION

     (a)  Shelf Registration.  If (i) the Issuer and the Guarantors are not
          ------------------
required to file the Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or commission policy (after the Issuer and the Guarantors have complied with the procedures set forth in Section 6(a)(i) below) or (ii) any Holder of Transfer Restricted Notes shall notify the Issuer within 20 days following the Consummation of the Exchange Offer (and confirm such notice in writing within two days) that (A) based upon written advice of counsel such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) based upon written advice of counsel such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (C) such Holder is a Broker-Dealer and holds Series A Notes acquired directly from the Issuer or any of its Affiliates, then the Issuer and the Guarantors shall:

          (x) cause to be filed, on or prior to 45 days after the earlier of (i) the date on which the Issuer determines that the Exchange Offer Registration Statement cannot be filed as a result of clause (a)(i) above and (ii) the date on which the Issuer receives the notice specified in clause (a) (ii) above (such earlier date, the "Filing Deadline"), a shelf
                                                    ---------------
     registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement"), relating to the resale of
                 ----------------------------
     Transfer Restricted Notes, by the Holders thereof who have provided the information required pursuant to Section 4(b) of this Agreement; and

          (y) shall use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 90 days after the Filing Deadline for the Shelf Registration Statement (such 90th day the

     "Effectiveness Target Date").
      -------------------------

     If, after the Issuer has filed an Exchange Offer Registration Statement that satisfies the requirements of Section 3(a) above, the Issuer is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) above; provided that, in such event, the Issuer shall remain obligated to meet the Effectiveness Target Date set forth in clause (y).

     The Issuer and the Guarantors shall use their respective best efforts to keep the Shelf Registration Statement required by this Section 4(a) continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Notes by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years (as extended pursuant to Section 6(c)(i)) following the date on which such Shelf Registration Statement first becomes effective under the Securities Act, or such shorter period as will terminate when all Transfer Restricted Notes covered by such Registration Statement have been sold pursuant thereto.

     (b) Provision by Holders of Certain Information in Connection with the
         ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Notes may
----------------------------
include any of its Transfer Restricted Notes in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Issuer in writing, within 10 Business Days after receipt of a request therefor, the information specified in Item 507 or 508 of Regulation S-K, as applicable, of the Securities Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Notes shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such information. Each Holder as to which any Shelf Registration Statement is being effected agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading.

SECTION 5. LIQUIDATED DAMAGES

     If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Target Date, (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective immediately (each such event referred to in clauses
(i) through (iv), a "Registration Default"), then the Issuer and the Guarantors
                     --------------------
hereby jointly and severally agree to pay to each Holder of Transfer Restricted Notes affected thereby liquidated damages ("Liquidated Damages") in an amount
                                            ------------------
equal to $.05 per week per $1,000 in principal amount of Transfer Restricted Notes held by such Holder for each week or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the Liquidated Damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Notes with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of $.25 per week per $1,000 in principal amount of Transfer Restricted Notes; provided that the Issuer and the Guarantors shall in no event be required to pay Liquidated Damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (i) above, (2) upon the effectiveness of the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement), in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment to the Registration Statement or an additional Registration Statement that causes the Exchange Offer Registration Statement (and/or, if applicable, the Shelf Registration Statement) to again be declared effective or made usable in the case of (iv) above, the Liquidated Damages payable with respect to the Transfer Restricted Notes as a result of such clause (i), (ii), (iii) or (iv), as applicable, shall cease.

     All accrued Liquidated Damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture and the Series A Notes. All obligations of the Issuer and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Note at the time such Note ceases to be a Transfer Restricted Note shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

     (a) Exchange Offer Registration Statement.  In connection with the Exchange
         -------------------------------------
Offer, the Issuer and the Guarantors shall comply with all applicable provisions of Section 6(c) below, shall use their respective best efforts to effect such exchange and to permit the resale of Series B Notes by Broker-Dealers that tendered in the Exchange Offer Series A Notes that such Broker-Dealer acquired for its own account as a result of its market making activities or other trading activities (other than Series A Notes acquired directly from the Issuer or any of its Affiliates) being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

          (i) If, following the date hereof there has been announced the formal adoption of a change in Commission policy with respect to exchange offers such as the Exchange Offer, that in the reasonable opinion of counsel to the Issuer raises a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Issuer and the Guarantors hereby agree to use all commercially reasonable efforts to determine whether they would be permitted to Consummate an Exchange Offer for Transfer Restricted Notes; provided that the Issuer and the Guarantors shall not be required to seek a no-action letter or other favorable decision from the Commission allowing the Issuer and the Guarantors to Consummate an Exchange Offer for Transfer Restricted Notes.

          (ii) As a condition to its participation in the Exchange Offer, each Holder of Transfer Restricted Notes (including, without limitation, any Holder who is a Broker-Dealer) shall furnish, upon the request of the Issuer, prior to the Consummation of the Exchange Offer, a written representation to the Issuer and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an Affiliate of the Issuer, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and
     (C) it is acquiring the Series B Notes in its ordinary course of business. Each Holder using the Exchange Offer to participate in a distribution of the Series B Notes will acknowledge and agree that, if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired directly from the Issuer or an Affiliate thereof, it (1) could not, under Commission policy as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and
                                                          ------------------
     Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation
     ---------                              ----------------------------------
     (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling (available July 2, 1993), and similar no-action
     -------------------
     letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

          (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Issuer and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May
                              ----------------------------------
     13, 1988) and Morgan Stanley and Co., Inc. (available June 5, 1991) as
                   ----------------------------
     interpreted in the Commission's letter to Shearman & Sterling (available
                                               -------------------
     July 2, 1993), (B) including a representation that neither the Issuer nor the Guarantors has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Issuer's and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer and (C) any other undertaking or representation required by the Commission, if applicable.

     (b) Shelf Registration Statement.  In connection with the Shelf
         ----------------------------
Registration Statement, the Issuer and the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their respective best efforts to effect such registration to permit the sale of the Transfer Restricted Notes being sold in accordance with the intended method or methods of distribution thereof (as indicated in the information furnished to the Issuer pursuant to Section 4(b) hereof), and pursuant thereto the Issuer and the Guarantors will prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Notes in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

     (c)  General Provisions.  In connection with any Registration Statement and
          ------------------
any related Prospectus required by this Agreement, the Issuer and the Guarantors shall:

          (i) use their respective best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable. Upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Notes during the period required by this Agreement, the Issuer and the Guarantors shall file promptly an appropriate amendment to such Registration Statement curing such defect, and, if Commission review is required, use their respective best efforts to cause such amendment to be declared effective as soon as practicable;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as the case may be; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with Rules 424, 430A and 462, as applicable, under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) advise the selling Holders promptly and, if requested by such Persons, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any applicable Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement in order to make the statements therein not misleading, or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Notes under state securities or Blue Sky laws, the Issuer and the Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

          (iv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Notes, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (v) furnish to the Purchaser and each selling Holder named in any Registration Statement or Prospectus in connection with such sale, if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders in connection with such sale, if any, for a period of at least three Business Days, and the Issuer will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which the selling Holders of the Transfer Restricted Notes covered by such Registration Statement in connection with such sale, if any, shall reasonably object within three Business Days after the receipt thereof. A selling Holder shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Securities Act;

          (vi) make available at reasonable times for inspection by the selling Holders participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such selling Holders, all financial and other records, pertinent corporate documents of the Issuer and the Guarantors and cause the Issuer's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such selling Holder, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, however, that each such person shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuer or the Guarantors as being confidential, until such time as such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise);

          (vii) if requested by any selling Holders in connection with such sale, if any, promptly include in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Notes; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

          (viii) furnish to each selling Holder who has provided in writing to the Issuer a facsimile number or address for deliveries and notices in connection with such sale, if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, excluding any exhibits;

          (ix) deliver to each selling Holder who has provided in writing to the Issuer a facsimile number or address for deliveries and notices, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuer and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Notes covered by the Prospectus or any amendment or supplement thereto;

          (x) upon the request of any selling Holder, enter into such agreements (including underwriting agreements) which shall be in customary form and reasonably satisfactory to the Issuer and the Guarantors, and make such representations and warranties to such selling Holders with respect to the business of the Issuer and the Guarantors and the Registration Statement and Prospectus as are customarily made by issuers in underwritten offerings, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Notes pursuant to any applicable Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Holder of Transfer Restricted Notes in connection with an underwritten offering. In connection with an underwritten offering or upon the written request of Holders of a majority of the aggregate principal amount of Transfer Restricted Notes being registered, the Issuer and the Guarantors shall:

          (A) upon written request, furnish (or in the case of paragraphs (2) and (3), use its best efforts to cause to be furnished) to each selling Holder, upon the effectiveness of the Shelf Registration Statement, or to each Restricted Broker-Dealer, upon Consummation of the Exchange Offer, as the case may be:

               (1) a certificate, dated such date, signed on behalf of the Issuer and the Guarantors by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Issuer and such Guarantors, confirming, as of the date thereof, the matters set forth in paragraphs (a) and (b) of Section 9 of the Purchase Agreement and such other similar matters as the selling Holders or Restricted Broker-Dealers may reasonably request;

               (2) an opinion, dated the date of Consummation of the Exchange Offer, or the date of effectiveness of the Shelf Registration Statement, of counsel for the Issuer and the Guarantors covering matters similar to those set forth in paragraphs (e) and (f) of
          Section 9 of the Purchase Agreement and such other matter as the selling Holders or Restricted Broker-Dealers, as the case may be, may reasonably request, and in any event including a statement to the effect that although such counsel had not undertaken to investigate or verify independently, and did not pass upon and/or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the applicable Registration Statement, that such counsel has participated in conferences with officers and other representatives of the Issuer and the Guarantors and representatives of the independent public accountants for the Issuer and the Guarantors at which the contents of such Registration Statement were discussed and that such counsel advises that, on the basis of the foregoing (relying as to materiality to the extent such counsel deems appropriate upon the statements of officers and other representatives of the Issuer and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, consultants' reports, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

               (3) a customary comfort letter, dated the date of Consummation of the Exchange Offer, or as of the date of effectiveness of the Shelf Registration Statement, from the Issuer's and the Guarantors' independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Sections 9(i) and 9(j) of the Purchase Agreement; and

          (B) deliver such other documents and certificates as may be reasonably requested by the selling Holders to evidence compliance with clause (A) above and with any customary conditions contained in the any agreement entered into by the Issuer and the Guarantors pursuant to this clause (x);

          (xi) prior to any public offering of Transfer Restricted Notes, cooperate with the selling Holders and their counsel in connection with the registration and qualification of the Transfer Restricted Notes under the securities or Blue Sky laws of such jurisdictions as the selling Holders may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Notes covered by the applicable Registration Statement; provided, however, that neither the Issuer nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

          (xii) in connection with any sale of Transfer Restricted Notes that will result in such securities no longer being Transfer Restricted Notes, cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted

     Notes to be sold and not bearing any restrictive legends; and to register such Transfer Restricted Notes in such denominations and such names as the selling Holders may request at least two Business Days prior to such sale of Transfer Restricted Notes;

          (xiii) use their respective best efforts to cause the disposition of the Transfer Restricted Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Notes, subject to the proviso contained in clause (xi) above;

          (xiv) provide a CUSIP number for all Transfer Restricted Notes not later than the effective date of a Registration Statement covering such Transfer Restricted Notes and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Notes which are in a form eligible for deposit with The Depository Trust Company;

          (xv) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Securities Act);

          (xvi) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their respective best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xvii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 or
     Section 15(d) of the Exchange Act.

     (d) Restrictions on Holders.  Each Holder agrees by acquisition of a
         -----------------------
Transfer Restricted Note that, upon receipt of the notice referred to in Section 6(c)(iii)(C) or any notice from the Issuer of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof (in each case, a "Suspension
                                                                ----------
Notice"), such Holder will forthwith discontinue disposition of Transfer
------
Restricted Notes pursuant to the applicable Registration Statement until (i) such Holder's has received copies of the supplemented or amended Prospectus contemplated by Section 6(c)(iv) hereof, or (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus (in each case, the "Recommencement Date"). Each
                                                   -------------------
Holder receiving a Suspension Notice hereby agrees that it will either (i) destroy any Prospectuses, other than permanent file copies, then in such Holder's possession which have been replaced by the Issuer with more recently dated Prospectuses or (ii) deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies, then in such Holder's possession of the Prospectus covering such Transfer Restricted Notes that was current at the time of receipt of the Suspension Notice. The time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by a number of days equal to the number of days in the period from and including the date of delivery of the Suspension Notice to the date of delivery of the Recommencement Date.

SECTION 7. REGISTRATION EXPENSES

     (a) All expenses incident to the Issuer's and the Guarantors' performance of or compliance with this Agreement will be borne by the Issuer or the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses;
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer and the Guarantors; (v) all application and filing fees in connection with listing the Series B Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Issuer and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Issuer will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer or the Guarantors.

     (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuer and the Guarantors will reimburse (i) the Restricted Broker-Dealers holding Transfer Restricted Notes being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement and (ii) the Holders of Transfer Restricted Notes being registered pursuant to the Shelf Registration Statement, in any such case for the reasonable fees and disbursements of not more than one counsel, who shall be Latham & Watkins, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Notes for whose benefit such Registration Statement is being prepared.

SECTION 8. INDEMNIFICATION

     (a) The Issuer and the Guarantors (together referred to herein as the "Indemnifying Parties" and each individually as the "Indemnifying Party") agree,
---------------------                                ------------------
jointly and severally, to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling
                                                                    -----------
person") and (iii) the respective officers, directors, partners, employees,
------
representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder") against any losses, claims, damages or liabilities, joint
-------------------
or several, to which such Indemnified Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, preliminary prospectus or Prospectus, or any amendment or supplement thereto, provided by or on behalf of the Issuer or the Guarantors to any Holder or any prospective purchaser of Series B Notes, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading, and will reimburse the Indemnified Holder for any legal or other expenses reasonably incurred by the Indemnified Holder in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (A) the Issuer or the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or legal or other expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, preliminary prospectus or Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer or the Guarantors by the Indemnified Holder expressly for use therein; provided further that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Indemnified Holder of Transfer Restricted Notes if the such Indemnified Holder fails to deliver a Prospectus, as then amended or supplemented, (so long as the Prospectus and any amendment or supplement thereto was provided by the Issuer to the Indemnified Holder in the requisite quantity and on a timely basis to permit proper delivery) to the person asserting any losses, claims, damages, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Prospectus, as so amended or supplemented.

     (b) Each Indemnified Holder of Transfer Restricted Notes agrees, severally and not jointly, to indemnify and hold harmless the Indemnifying Parties and each person who controls the Indemnifying Parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, representatives and agents, against any losses, claims, damages or liabilities to which such Indemnifying Parties and such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Statement, preliminary prospectus or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Indemnifying Parties by the Indemnified Holder expressly for use therein; and will reimburse the Indemnifying Parties and such other persons for any legal or other expenses reasonably incurred by such Indemnifying Parties and such other persons in connection with investigating or defending any such action or claim as such expenses are incurred. In no event shall any Indemnified Holder be liable or responsible for the amount in excess of the total dollar amount received by such Indemnified Holder with respect to its sale of Transfer Restricted Notes.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish to assume the defense thereof, with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of counsel or any other expenses. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
(i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Parties, on the one hand, and the Indemnified Holders, on the other hand, from their sale of Transfer Restricted Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Indemnifying Parties, on the one hand, and the Indemnified Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Parties, on the one hand, or the Indemnified Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnifying Parties and the Indemnified Holders agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total amount received by such Holder with respect to the sale of transfer Restricted Notes pursuant to a Registration Statement exceeds the amount of any damages which the Indemnified Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld.

     (e) The obligations of the Indemnifying Parties under this Section 8 shall be in addition to any liability which the Indemnifying Parties may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Indemnified Holder within the meaning of the Securities Act; and the obligations of the Indemnified Holder under this Section 8 shall be in addition to any liability which the Indemnified Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Indemnifying Parties and to each person, if any, who controls any Indemnifying Parties within the meaning of the Securities Act.

SECTION 9. RULE 144A

     Each of the Issuer and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Notes remain outstanding and during any period in which the Issuer or any Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder of Transfer Restricted Notes, to any Holder or beneficial owner of Transfer Restricted Notes in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Notes designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Notes pursuant to Rule 144A.

SECTION 10.  MISCELLANEOUS

     (a) Remedies.  Each of the Issuer and the Guarantors acknowledge and agree
         --------
that each Holder, in addition to being entitled to exercise all rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including the recovery of Liquidated Damages, will be entitled to specific performance of
its rights under this Agreement.   The Issuer and the Guarantors agree that
monetary damages may not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements.  Neither the Issuer nor the Guarantors
         --------------------------
will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Issuer nor the Guarantors has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's and the Guarantors' securities under any agreement in effect on the date hereof.

     (c) Amendments and Waivers.  The provisions of this Agreement may not be
         ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 10(c)(i), the Issuer has obtained the written consent of Holders of all outstanding Transfer Restricted Notes and (ii) in the case of all other provisions hereof, the Issuer has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Notes (excluding Transfer Restricted Notes held by the Issuer or its Affiliates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Notes subject to such Exchange Offer.

     (d) Third Party Beneficiary.  The Holders shall be third party
         -----------------------
beneficiaries to the agreements made hereunder between the Issuer and the Guarantors, on the one hand, and the Purchaser, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

     (e) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii) if to the Issuer or the Guarantors:

               Caithness Coso Funding Corp.
               1114 Avenue of the Americas
               New York, New York  10036-7790
               Fax:  (212) 921-9239
               Attention:  Chief Financial Officer

               With a copy to:

               Riordan & McKinzie
               300 South Grand Avenue, 29th Floor
               Los Angeles, CA 90071
               Fax:  (212) 229-8550
               Attention:  Thomas L. Harnsberger, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     Upon the date of initial filing of the Exchange Offer Registration Statement or a Shelf Registration Statement, as the case may be, notice shall be delivered to Donaldson, Lufkin & Jenrette Securities Corporation, on behalf of the Purchaser (in the form attached hereto as Exhibit A) and shall be addressed to: Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department.

     (f) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Notes; provided, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Notes in violation of the terms hereof or of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Notes in any manner, whether by operation of law or otherwise, such Transfer Restricted Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Notes such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and, if applicable, the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof; provided, that this Agreement shall not inure to the benefit of or be binding upon a successor or assignee of a Holder unless and to the extent such successor or assignee of Holder acquired Transfer Restricted Notes from such Holder.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Notes. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                          CAITHNESS COSO FUNDING CORP.


                          By:  /s/ Christopher T. McCallion
                              --------------------------------
                              Name:   Christopher T. McCallion
                              Title:  Executive Vice President



                          COSO FINANCE PARTNERS,
                          a California general partnership

                          By:  New CLOC Company, LLC,
                               a Delaware limited liability company,
                               its Managing General Partner

                               By:  /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                          By:  ESCA LLC,
                               a Delaware limited liability company,
                               its General Partner

                               By:  /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                              COSO ENERGY DEVELOPERS,
                              a California general partnership

                              By:  New CHIP Company, LLC,
                                   a Delaware limited liability company,
                                   its Managing General Partner

                                   By:   /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                              By:  Caithness Coso Holdings, LLC,
                                   a Delaware limited liability company,
                                   its General Partner

                                   By:   /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                              COSO POWER DEVELOPERS,
                              a California general partnership

                              By:  New CTC Company, LLC,
                                   a Delaware limited liability company,
                                   its Managing General Partner

                                   By:   /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

                              By:  Caithness Navy II Group, LLC,
                                   a Delaware limited liability company,
                                   its General Partner

                                   By:   /s/ Christopher T. McCallion
                                         ----------------------------
                                         Christopher T. McCallion
                                         Executive Vice President

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION

By:  /s/ Jared C. Felt
     ----------------------
     Name:   Jared C. Felt
     Title:  Vice President

                                       3